                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (As Permitted by Rule 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                The JPM Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             [Company Letterhead]

                                 May 10, 2001


Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of The JPM Company to be held on June 12, 2001, at 10:00 a.m., local time, at the Company's Corporate Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837.

     At this Special Meeting you will be asked to consider and vote upon:

          i. a proposed amendment to Article Third of the Company's Articles of Incorporation to effect a 1 for 5 reverse split of the Company's Common Stock, par value $.000067 (the "Common Stock"), by reducing the number of issued and outstanding shares of Common Stock from 7,400,286 shares to [1,480,057] shares (the "Reverse Stock Split"); and

          ii. a cash payment per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of Common Stock following the Reverse Stock Split determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split.

     Items (i) and (ii) will be considered one proposal and shall be referred to herein as the "Reverse Stock Split." The Reverse Stock Split is intended to enable the Company to maintain listing on the Nasdaq SmallCap Market for its Common Stock. The Reverse Stock Split does not affect your percentage ownership (unless you receive cash in lieu of fractional shares), reduce the total dollar value of your holdings, or change the total shareholders' equity of the Company, except to the extent cash is paid in lieu of issuing fractional shares. A copy of the Directors' Unanimous Written Consent which contains the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit A to the accompanying Proxy Statement.

     THE BOARD OF DIRECTORS HAS FULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE REVERSE STOCK SPLIT AND HAS UNANIMOUSLY DETERMINED THAT THE PROPOSED REVERSE STOCK SPLIT, TAKEN AS A WHOLE, IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS.

     The matter to be acted upon at the Special Meeting is crucial to the Company's ability to maintain listing on the Nasdaq SmallCap Market. Therefore, we urge you to read the accompanying Proxy Statement carefully, and we request that you complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope. We also urge you to vote FOR the Reverse Stock
                                                        ---
to make it possible for the Company to maintain listing on the Nasdaq SmallCap Market.

     Promptly after consummation of the Reverse Stock Split, if approved, a letter will be mailed to all holders of Common Stock for your use in surrendering your stock certificates. Please do not send your stock certificates
                                             -- ---
with your executed proxy.

                                  Sincerely,



                                  Wayne A. Bromfield
                                  Secretary

LOGO

                   Notice of Special Meeting of Shareholders
                          To be Held On June 12, 2001

                                 ____________


To the Shareholders of The JPM Company:

     A Special Meeting of Shareholders of The JPM Company (the "Company") is scheduled to be held on Tuesday, June 12, 2001 at 10:00 a.m., local time, at the Company's Corporate Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837, for the following purposes (the "Special Meeting"):

1.   To consider and vote upon the following:

        i. a proposed amendment to Article Third of the Company's Articles of Incorporation to effect a 1 for 5 reverse split of the Company's Common Stock, par value $.000067 (the "Common Stock"), by reducing the number of issued and outstanding shares of Common Stock 7,400,286 shares to [1,480,057] shares (the "Reverse Stock Split"); and

        ii. a cash payment per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of Common Stock following the Reverse Stock Split determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split.

2. To transact such other business as may properly come before the Special Meeting and any adjournments, postponements and continuations thereof.

     Items 1(i) and 1(ii) will be considered one proposal for voting purposes. Information relating to the above matters is set forth in the attached Proxy Statement. In accordance with the Bylaws of the Company and action of the Board of Directors, only shareholders of record at the close of business on April 30, 2001, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting and any adjournment, postponement, or continuation thereof.

     To assure that your interests will be represented and that the presence of a quorum may be assured, whether or not you expect to attend the Special Meeting in person, it is important that you promptly complete, sign, date and return the proxy in the enclosed envelope, which requires no postage if mailed in the United States.


                                  By Order of the Board of Directors,



                                  Wayne A. Bromfield
                                  Secretary

May 10, 2001
Lewisburg, Pennsylvania

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                     LOGO

                  PROXY STATEMENT FOR THE SPECIAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON JUNE 12, 2001


                                    GENERAL

Introduction, Date, Time and Place of Special Meeting.
-----------------------------------------------------

  This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about May 10, 2001, are furnished in connection with the solicitation by the Board of Directors of The JPM Company (the "Company"), a Pennsylvania corporation, of proxies for use in voting at a Special Meeting of Shareholders to be held at the Company's Corporate Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837, on Tuesday, June 12, 2001, at 10:00 a.m., local time, and at any adjournments, postponements and continuations thereof. The principal executive offices are located at 155 North 15th Street, Lewisburg, Pennsylvania 17837. The telephone number of the Company is (570) 524-8200. All inquiries should be directed to Kevin J. Bratton, Chief Financial Officer of the Company.

Solicitation, Voting and Revocation of Proxies.
----------------------------------------------

  Shares represented by a proxy on the accompanying form of proxy, if properly signed and returned, will be voted as directed by the shareholder. If a properly signed proxy is returned to the Company and is not marked, it will be voted in accordance with the recommendations of the Board of Directors. A shareholder giving a proxy in the accompanying form may revoke it at any time prior to the voting of the proxy at the Special Meeting by giving written notice to the Secretary of the Company, by executing a later dated proxy and timely mailing it to the Company, or by attending the Special Meeting and voting in person after giving written notice to the Secretary.

  The expense of preparing, printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will, upon request, reimburse such persons for their reasonable expenses in forwarding solicitation materials to such beneficial owners.


                         PURPOSE OF THE SPECIAL MEETING

  At the Special Meeting, shareholders of the Company will be asked to consider and vote upon:

  i. a proposed amendment to Article Third of the Company's Articles of Incorporation to effect a 1 for 5 reverse split of the Company's Common Stock, par value $.000067 (the "Common Stock"), by reducing the number of issued and outstanding shares of Common Stock from 7,400,286 shares to [1,480,057] shares (the "Reverse Stock Split"); and

  ii. a cash payment per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of Common Stock following the Reverse Stock Split determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split.

     Items (i) and (ii) will be considered one proposal and shall be referred to herein as the "Reverse Stock Split." The Reverse Stock Split is intended to enable the Company to maintain listing of its Common Stock on the Nasdaq SmallCap Market. The Company is not aware of any other matters to come before the Special Meeting. In the event any such matters are properly raised for consideration and vote, the proxies will vote such shares of Common Stock in their discretion.

     The proposed Reverse Stock Split is described in more detail in subsequent sections of this Proxy Statement. The Board of Directors recommends that the shareholders vote FOR the Reverse Stock Split.


                                    VOTING

General.
-------

     The Company's common stock, $.000067 par value, (the "Common Stock") is the only issued and outstanding class of stock. Only shareholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the Special Meeting. At the close of business on April 30, 2001, the Company had 7,400,286 shares of Common Stock issued and outstanding.

Quorum and Vote Required.
------------------------

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Each share of Common Stock is entitled to one vote. Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the approval and adoption of the amendment to Article Third of the Company's Articles of Incorporation to effectuate the Reverse Stock Split. Abstentions and broker non-votes are not cast and, therefore, do not count either for or against such approval and adoption. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares voted from which the majority is calculated.

     The Company believes that approximately [3,448,599] shares of Common Stock owned or controlled on the Record Date by directors and executive officers of the Company, constituting approximately 45% of the outstanding Common Stock,
will be voted in favor of the Reverse Stock Split.   If the directors and
executive officers vote all of their shares of Common Stock over which they have voting authority to approve the Reverse Stock Split, the requisite vote for approval and adoption of the Reverse Stock Split is almost assured.


                     BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of April 30, 2001, the amount and percentage of the Company's outstanding Common Stock beneficially owned by (i) each person known to the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown. The information with respect to each person specified is as supplied or confirmed by such person.

     Name and                                                                               Number of
     Position                                                                               Shares(1)             Percent
     --------                                                                               ---------             -------
     5% Holders(2)
     John H. Mathias(3)...........................................................         1,070,584                14.5%
     James P. Mathias(4)..........................................................         1,059,525                14.2
     Janet B. Mathias(5)..........................................................           862,686                11.7

     Directors(6)
     Bruce M. Eckert(7)...........................................................           288,059                 3.9
     Wayne A. Bromfield(8)........................................................           284,135                 3.8
     Clifford M. Melberger(9).....................................................            14,000                  *
     William Rulon-Miller(9)......................................................            13,500                  *

     Executive Officers(10)
     John M. Spangler(11).........................................................           256,280                 3.4
     Robert R. Langton(12)........................................................            46,350                  *

     All directors and executive officers as a group (12 persons)(13).............         3,448,599                45.0

_____________

 *   Represents less than 1% of the outstanding shares of Common Stock.

(1) Includes shares of Common Stock issuable upon the exercise of stock options granted under the Company's stock option plans which are exercisable within 60 days of April 30, 2001. As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2) Each of the persons in the table under the caption 5% Holders are directors of the Company, John H. Mathias and James P. Mathias are also executive officers, and the address of each person is: c/o The JPM Company, 155 North 15th Street, Lewisburg, PA 17837.

(3) Includes: (a) 151,133 shares of Common Stock held with his spouse as joint tenants; (b) 100,000 shares of Common Stock held individually by his spouse; and (c) 125,000 shares of Common Stock held in the Smoketown Limited Partnership, of which John H. Mathias is a partner. Also includes 77,691 shares of Common Stock owned by the John H. Mathias Trust, of which John H. Mathias is the residuary beneficiary but as to which he has no voting or dispositive power. See footnotes (7) and (8) below.

(4) Includes: (a) 10,000 shares of Common Stock held individually by his spouse; (b) 30,400 shares of Common Stock held in a custodial account for the benefit of his children; (c) 125,000 shares of Common Stock held in the Afallon Family Limited Partnership, of which James P. Mathias is a partner; and (d) options held by his spouse to purchase up to 42,500 shares of Common Stock granted by the Company which are exercisable within 60 days of April 30, 2001. Also includes 77,691 shares of Common Stock owned by the James P. Mathias Trust, of which James P. Mathias is the residuary beneficiary but as to which he has no voting or dispositive power. See footnotes (7) and (8) below.

(5)  Includes: (a) 500 shares of Common Stock held in a custodial account; and
     (b) 77,253 shares of Common Stock owned by the Janet B. Mathias Trust, of which Janet B. Mathias is the residuary beneficiary but as to which she has no voting or dispositive power. See footnotes (7) and (8) below.

(6)  Excludes Directors listed under the caption 5% Holders.

(7) Includes: (a) an aggregate of 232,635 shares of Common Stock held by the John H. Mathias Trust, James P. Mathias Trust and Janet B. Mathias Trust, as to which Mr. Eckert shares voting and dispositive power as a trustee but as to which he disclaims beneficial ownership; (b) 11,424 shares of Common Stock held in trust by the Lewis, Eckert, Robb & Co. Profit Sharing Plan for the benefit of Bruce M. Eckert, for which Mr. Eckert serves as the Trustee; and (c) 41,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of April 30, 2001.

(8) Includes: (a) an aggregate of 232,635 shares of Common Stock held by the John H. Mathias Trust, James P. Mathias Trust and Janet B. Mathias Trust, as to which Mr. Bromfield's spouse shares voting and dispositive power as a trustee but as to which she disclaims beneficial ownership; and (b) 50,500 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of April 30, 2001.

(9) Includes 11,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of April 30, 2001.

(10) Excludes executive officers listed under the caption 5% Holders and the caption Directors.

(11) Includes: (a) 80,000 shares of Common Stock held by the Profit Sharing Plan for the benefit of John M. Spangler; (b) 3,390 shares of Common Stock held individually by his spouse; and (c) 90,000 shares of Common Stock held in the Westover Group Limited Partnership of which Mr. Spangler is a partner. Also includes 39,500 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of April 30, 2001.

(12) Includes 45,750 shares of Common Stock issuable upon the exercise of stock options granted by the Company which are exercisable within 60 days of April 30, 2001.

(13) Includes 259,000 shares of Common Stock issuable upon the exercise of stock options granted by the Company which either are currently exercisable or will become exercisable within 60 days of April 30, 2001. The percent of class assumes all outstanding exercisable options granted to directors and executive officers have been exercised and, therefore, on a pro forma basis 7,659,286 shares of Common Stock would be outstanding.


            PROPOSAL 1:  AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO EFFECT THE REVERSE STOCK SPLIT

     On April 12, 2001, the Board of Directors approved and adopted resolutions: to amend Article Third of the Articles of Incorporation of the Company to effect a 1 for 5 reverse split of the Company's Common Stock, by reducing the number of issued and outstanding shares of Common Stock from 7,400,286 shares to [1,480,057] shares (the "Reverse Stock Split"); and for a cash payment per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of Common Stock following the Reverse Stock Split determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split. A true and correct copy of Directors' Unanimous Written Consent which contains the proposed amendment to Article Third of the Articles of Incorporation is set forth in Exhibit "A," which is incorporated by reference in its entirety into this section of this Proxy Statement.

     If the Reverse Stock Split is approved and adopted by the shareholders, each five (5) shares of Common Stock outstanding on the effective date ("Old Common Stock") will be converted automatically into one (1) new share of Common Stock, par value $.000067 per share (the "New Common Stock"). TO AVOID THE EXISTENCE OF FRACTIONAL SHARES, SHAREHOLDERS WHO WOULD OTHERWISE BE ENTITLED TO RECEIVE FRACTIONAL SHARES OF NEW COMMON STOCK WILL RECEIVE A CASH DISTRIBUTION IN LIEU

THEREOF. SEE "EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES OF COMMON STOCK" BELOW. The effective date of the Reverse Stock Split will be the date on which the amendment is filed with the Secretary of State of the Commonwealth of Pennsylvania, which is anticipated to be June ___, 2001.

Background and Reasons for the Reverse Stock Split.
--------------------------------------------------

     Nasdaq Requirements.  Our Common Stock is currently listed on the Nasdaq
     -------------------
SmallCap Market. Nasdaq's rules require that a security listed on the Nasdaq SmallCap Market trade at a price of at least $1.00 per share. Since January 30, 2001, our Common Stock has consistently traded at a price of less than $1.00 per share, which Nasdaq has informed us will result in our Common Stock being delisted from trading on the Nasdaq SmallCap Market unless we can demonstrate to Nasdaq that our Common Stock can regain and maintain compliance with the rules and listing requirements of the Nasdaq SmallCap Market. The Board of Directors believes that if we decrease the number of outstanding shares of Common Stock, without altering the proportionate economic interests held by individual shareholders, the trading price of our Common Stock will increase to a price which meets the requirements of the Nasdaq rules and is more appropriate for an exchange-listed security.

     While the Board believes the Reverse Stock Split is necessary to maintain our compliance with Nasdaq listing requirements, we cannot assure you that the market price of our Common Stock will go up in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that we will be able to maintain any increase in market price for any period of time, or that we will be able to comply with the other rules and listing requirements of the Nasdaq SmallCap Market.

     Enhance Marketability of Our Common Stock.  The Board believes that if we
     -----------------------------------------
increase the market price of our Common Stock, the marketability of our Common Stock may be enhanced. The current share price of our Common Stock may limit its marketability for the following reasons:

     i. many brokerage firms and institutional investors are reluctant to recommend lower-priced stocks to their clients or to hold them in their own portfolios;

     ii. the securities industry has in place certain policies and practices that tend to discourage individual brokers from dealing in lower-priced stocks, for example, policies and practices involving time-consuming procedures that make the handling of lower-priced stocks economically unattractive; and

     iii. the brokerage commission on a sale of lower-priced stock may represent a higher percentage of the sale price than the brokerage commission on a sale of higher-priced stock.

     Although any increase in the market price of our Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the Reverse Stock Split may result in a market price that would be high enough to overcome the reluctance, policies and practices of brokerage houses and investors referred to above and to diminish the adverse impact of correspondingly high trading commissions on the market for the Common Stock. While the Directors believe they can enhance the marketability of our Common Stock by effecting the Reverse Stock Split, there can be no assurance that this result will occur or that liquidity will not be affected adversely by the reduced number of shares outstanding after the Reverse Stock Split.

Certain Effects of the Reverse Stock Split.
------------------------------------------

     If you approve and adopt the Reverse Stock Split, we will file an amendment to our Articles of Incorporation with the Secretary of State of the Commonwealth of Pennsylvania as soon as possible after the Special Meeting, which we anticipate to be June ____, 2001. The Reverse Stock Split will become effective as of 5:00 p.m. on that date (the "Effective Date"). Without any further action on our part, each share of Common Stock held by shareholders of record as of the Effective Date ("Old Common Stock") will be converted into a right to receive one-fifth of a share of Common Stock ("New Common Stock"). The shares of New Common Stock that we will issue in connection with the Reverse Stock Split will be fully paid and nonassessable.

     WE WILL NOT ISSUE FRACTIONAL SHARES IN CONNECTION WITH THE REVERSE STOCK SPLIT. IF YOU ARE ENTITLED TO RECEIVE A FRACTIONAL SHARE, YOU WILL RECEIVE CASH INSTEAD. IF YOU HOLD LESS THAN FIVE (5) SHARES OF OLD COMMON STOCK BEFORE THE REVERSE STOCK SPLIT, YOU WILL NOT BE A SHAREHOLDER AFTER THE REVERSE STOCK SPLIT BECOMES EFFECTIVE.

     The Reverse Stock Split will not:

     i.    reduce the authorized number of shares of Common Stock;

     ii. affect your percentage interest or proportional voting power, EXCEPT FOR MINOR DIFFERENCES IF YOU RECEIVE CASH INSTEAD OF A FACTIONAL SHARE, AND EXCEPT IF YOU HOLD LESS THAN FIVE (5) SHARES OF OLD COMMON STOCK BEFORE THE REVERSE STOCK SPLIT;

     iii. substantially affect your voting rights or other privileges, UNLESS YOU HOLD LESS THAN FIVE (5) SHARES OF OLD COMMON STOCK BEFORE THE REVERSE STOCK SPLIT;

     iv. result in a reduction in the number of shareholders large enough to jeopardize continued listing of the Common Stock on the Nasdaq SmallCap Market; or

     v. change the total shareholders' equity of the Company, except to the extent cash is paid in lieu of issuing fractional shares.

     Pursuant to the terms of our stock option plans for employees and Directors of the Company, we will reduce proportionately the total number of shares of Common Stock that we have reserved for grants under these plans, and we will increase proportionately the cash consideration payable per share upon exercise of the options granted pursuant to these plans.

     The following table shows the principal effects of the Reverse Stock Split if the split were accomplished as of September 30, 2000.


                                                                               Pre-Reverse                Post-Reverse
                                                                               Stock Split                Stock Split
                                                                               ------------               ------------
Shareholders' equity:
   Preferred Stock, no par value, 10,000 shares authorized,
      Class A, $31.43 stated value, no shares issued and outstanding                       0                         0
   Common Stock, $.000067 par value, 40,000,000 shares authorized,
      7,400,286 shares issued as of September 30, 2000 (1,480,057 shares
      issued Post-Reserve Stock Split)                                                   496                        99
   Additional paid-in capital                                                     20,443,000              [          ]
   Retained earnings                                                                  89,000                    89,000
   Accumulated other comprehensive loss                                           (1,810,000)               (1,810,000)
                                                                                 -----------             -------------
  Total shareholders' equity                                                      18,722,496              [          ]

Exchange of Stock Certificates and Payment for Fractional Shares of Common Stock
--------------------------------------------------------------------------------

     As soon as practicable after the Effective Date of the Reverse Stock Split, shareholders will be notified in writing and asked to surrender their certificates representing shares of Old Common Stock to StockTrans, Inc., the Company's transfer agent. The Company has appointed StockTrans, Inc. to act as the Exchange Agent in connection with the Reverse Stock Split to carry out the exchange of certificates for new Common Stock and/or cash.

     Shareholders who return their old stock certificates will receive in exchange new stock certificates representing shares of New Common Stock on the basis of one (1) share of New Common Stock for each five (5) shares of Old Common Stock held prior to the Reverse Stock Split. In cases where a shareholder does not own a number of shares of Old Common Stock evenly divisible by five (5) or such shareholder owns less than five (5) shares of Old Common Stock, such shareholder will receive cash in lieu of the issuance of any resulting fractional share of New Common Stock determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split.

     For purposes of the operation of the Reverse Stock Split (ie., for determining whether and to what extent shareholders will receive new Common Stock and/or cash in lieu of receiving fractional shares) and for no other purpose, the Company will treat the person who is the underlying beneficial owner of shares held by a nominee as the shareholder.

     Once the Reverse Stock Split is effected, any shareholder beneficially owning fewer than five (5) shares of the Old Common Stock will cease to have any rights with respect to the New Common Stock, except to be paid cash, as described in this Proxy Statement. No interest will be paid or accrued on the cash payable to shareholders after the Reverse Stock Split is effected.

     If certificates for Old Common Stock have been lost or destroyed, the Company may, in its sole discretion, accept in connection with the exchange of certificates for New Common Stock a duly executed affidavit and indemnity agreement of loss or destruction in a form satisfactory to the Company in lieu of the lost or destroyed certificate. Additional instructions regarding lost or destroyed stock certificates will be included in the written notification sent to shareholders after the Effective Date of the Reverse Stock Split.

     No service charges will be payable by shareholders in connection with the exchange of certificates or the payment of cash in lieu of issuing fractional shares of New Common Stock, all expenses of which will be borne by the Company.

Certain Federal Income Tax Consequences.
---------------------------------------

     The cash payment for fractional shares for the Company's Common Stock pursuant to the Reverse Stock Split is expected to be a fully taxable transaction. Accordingly, each exchanging shareholder who will receive cash in lieu of fractional shares of New Common Stock will recognize gain or loss for federal income tax purposes measured by the difference between such shareholder's basis in the shares of Old Common Stock exchanged and the cash received by the shareholder in lieu of fractional shares of New Common Stock. Such gain or loss will be a capital gain or loss if the shares of Old Common Stock were held as a capital asset. All shareholders are urged to consult with their own tax advisors as to the tax consequences of the Reverse Stock Split.

Certain Interests.
-----------------

     No Director, officer or affiliate of the Company has any purpose with respect to the proposed Reverse Stock Split that is separate from or different than the Company's purpose for the proposed Reverse Stock Split, or any other interest in the proposed Reverse Stock Split. The elimination of small holdings, however, will further concentrate the equity ownership of the Company in the Mathias Family, see "Beneficial Ownership of Common Stock, above."

Appraisal Rights.
----------------

     No appraisal rights are available under the Pennsylvania Business Corporation Law of 1988, as amended, or under the Company's Articles of Incorporation or Bylaws to any shareholder who dissents from the proposal to approve the Reverse Stock Split. There may exist other rights or actions under state law for shareholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Recommendation of the Board of Directors.
----------------------------------------

     The Board of Directors has fully reviewed and considered the terms and conditions of the Reverse Stock Split and has unanimously determined that the proposed Reverse Stock Split, taken as a whole, is fair to, and in the best interests of, the Company and its shareholders. Therefore, the Board of Directors recommends a vote FOR Proposal 1 to amend Article Third of the
                            ---
Company's Articles of Incorporation to effect a 1 for 5 reverse split of the Company's Common Stock by reducing the number of issued and outstanding shares of Common Stock from 7,400,286 shares to [1,480,057] shares, and the corresponding cash payment per share of the Old Common Stock in lieu of the issuance of any resulting fractional shares of New Common Stock following the Reverse Stock Split determined by multiplying any resulting fractional share by the last reported sale price of the Common Stock on the Nasdaq SmallCap Market on the first day of trading after the effective date of the Reverse Stock Split.


                             SHAREHOLDER PROPOSALS
           AND AUTHORITY TO EXERCISE DISCRETIONARY VOTING BY PROXIES

     To be considered for presentation to the next Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of The JPM Company, 155 North 15th Street, Lewisburg, Pennsylvania 17837, no later than Wednesday, August 22, 2001.

     The proxies appointed by the Company may exercise discretionary authority when voting on a shareholder proposal properly presented at the Company's 2002 Annual Meeting of Shareholders that is not included in the Company's proxy statement for such meeting if such proposal is received by the Company after Monday, November 5, 2001. If notice of such shareholder proposal is received by the Company on or prior to such date, such shareholder proposal is properly presented at the Company's 2002 Annual Meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises shareholders of the nature of the proposal and how the proxies appointed by the Company intend to vote on the proposal, unless the shareholder submitting such proposal satisfies certain requirements of the Commission including, among other things, the mailing of a separate proxy statement to the Company's shareholders.


                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company with the Commission in accordance with the Exchange Act may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Company makes filings of reports, proxy statements and other information pursuant to the Exchange Act with the Commission electronically, and such materials may be inspected and copied at the Commission's Web site (http://www.sec.gov) by using the Company's Central Index Key (CIK) Code 0001007581. In addition, material filed by the Company can be inspected at the offices of the Nasdaq Stock Market, 1735 K St., NW, Washington, DC 20006, on which the shares of Common Stock are listed.

                           FINANCIAL INFORMATION AND
                     INFORMATION INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference into this Proxy Statement the following documents previously filed with the Commission pursuant to the Exchange Act:

     i. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000; and

     ii. The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2000.

     The Company will provide without charge to each shareholder, upon written or oral request, a copy of any or all of the documents referred to above which have been incorporated by reference herein (other than exhibits to such documents which are not specifically incorporated by reference into such documents). Such requests should be directed to Kevin J. Bratton, Chief Financial Officer, The JPM Company, Route 155 North 15/th/ Street, Lewisburg, Pennsylvania 17837; telephone: (570) 524-8200.


                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment of the persons voting the proxies. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.


                                  By Order of the Board of Directors,



                                  Wayne A. Bromfield
                                  Secretary

May 10, 2001

                                THE JPM COMPANY
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned shareholder of The JPM Company (the "Company") hereby appoints Wayne A. Bromfield and John H. Mathias, with full powers of substitution, to act as attorneys-in-fact and proxies for the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held at the Company's Headquarters located at 155 North 15th Street, Lewisburg, Pennsylvania 17837 on June 12, 2001 at 10:00 a.m., local time, and at any adjournments, postponements, and continuations thereof.

1. PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO ARTICLE THIRD OF THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 5 REVERSE SPLIT OF THE COMPANY'S COMMON STOCK, PAR VALUE $.000067 (THE "COMMON STOCK"), BY REDUCING THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK FROM 7,400,286 SHARES TO [1,480,057] SHARES (THE "REVERSE STOCK SPLIT"), AND A CASH PAYMENT PER SHARE OF THE CURRENTLY OUTSTANDING COMMON STOCK IN LIEU OF THE ISSUANCE OF ANY RESULTING FRACTIONAL SHARES OF COMMON STOCK FOLLOWING THE REVERSE STOCK SPLIT DETERMINED BY MULTIPLYING ANY RESULTING FRACTIONAL SHARE BY THE LAST REPORTED SALE PRICE OF THE COMMON STOCK ON THE NASDAQ SMALLCAP MARKET ON THE FIRST DAY OF TRADING AFTER THE EFFECTIVE DATE OF THE REVERSE STOCK SPLIT.


               [_]  FOR             [_]  AGAINST                   [_]  ABSTAIN

               The Board recommends a vote "FOR" this proposal.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments, postponements, and continuations thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THOSE NAMED IN THIS PROXY WILL VOTE THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

                 (Continued and to be SIGNED on Reverse Side)

                                     LOGO

     Should the undersigned shareholder be present and choose to vote at the Special Meeting and at any adjournments, postponements, and continuations thereof, and after written notification to the Secretary of the Special Meeting of the shareholder's decision to revoke this proxy, then the power of such attorneys-in-fact or proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and a Proxy Statement of the Company.

                                        Dated: ________________________, 2001
                                               (Please date this Proxy)

                                        _____________________________________
                                                 Signature of Shareholder

                                        _____________________________________
                                                 Signature of Shareholder

                                      Please sign exactly as your name(s)
                                      appear(s) to the left. When signing as
                                      attorney, executor, administrator,
                                      trustee, or guardian, please give your
                                      full title. If there is more than one
                                      trustee, all should sign. If shares are
                                      held jointly, each holder should sign. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.